                                                                    EXHIBIT 99.1


FRANK'S NURSERY & CRAFTS, INC. ANNOUNCES 2002 YEAR END RESULTS

TROY, MICHIGAN, April 28, 2003 -- Frank's Nursery & Crafts, Inc. (OTC: FNCN) today reported financial results for fiscal year 2002 which ended January 26, 2003. Net sales for the 2002 fiscal year were $315.1 million versus $371.4 million in 2001, a decrease of 15.2%. Fiscal year 2002 comparable store sales, or sales in stores open at least a year, were down 5.3% compared to 2001. In 2001, the company recorded sales of $39 million in 49 stores closed during the year. Sales for 2002 were impacted by unfavorable weather patterns during the spring lawn and garden season and weak general economic conditions.

Since Frank's emergence from Chapter 11 Bankruptcy in May 2002, the Company had a net loss of $17.6 million or $0.88 per share. For the fourth quarter 2002, Frank's had a net loss of $4.5 million or $0.22 per share compared to a net loss of $33.3 million in the fourth quarter of 2001.

"While we are disappointed by the fiscal year 2002 results, it was a year of transition in which we exited from bankruptcy," stated David Samber, Chairman of the Board. "Shortly after the end of the year, we were fortunate to be able to bring on board someone of Bruce Dale's caliber and character as our CEO. With the disruptive effects of bankruptcy behind us, and Bruce leading the charge, our associates are focused and energized to return Frank's to profitability in the future."

Frank's Nursery and Crafts, Inc. is the nation's largest lawn and garden specialty retailer and operates 170 stores in 14 states. Frank's is also a leading retailer of Christmas trim-a-tree merchandise, artificial flowers and arrangements, garden decor and home decor products.

This press release contains forward-looking statements, which reflect management's current views of future events and financial performance. These forward-looking statements are based on many assumptions and factors detailed in the Company's filings with the Securities and Exchange Commission, including the effects of currency fluctuations, customer demand, fashion trends, competitive market forces, uncertainties related to the effect of competitive products and pricing, customer acceptance of the Company's merchandise mix and retail locations, unseasonable weather, risks associated with foreign global sourcing, including political instability and changes in import regulations, economic conditions worldwide, and the ability of the Company to execute its business plans effectively. Any changes in such assumptions or factors could produce significantly different results. The Company undertakes no obligations to update forward-looking statements, whether as a result of new information, future events, or otherwise.



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                         FRANK'S NURSERY & CRAFTS, INC.
                            STATEMENTS OF OPERATIONS
            TWELVE WEEKS ENDED JANUARY 26, 2003 AND JANUARY 27, 2002;
                    THIRTY-SIX WEEKS ENDED JANUARY 26, 2003;
 SIXTEEN WEEKS ENDED MAY 19, 2002; AND FISCAL YEAR 2001 ENDED JANUARY 27, 2002
                (DOLLARS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)


                                                             Twelve          Twelve       Thirty-six
                                                              Weeks          Weeks          Weeks         Sixteen       Fiscal Year
                                                              Ended          Ended          Ended          Weeks        2001 Ended
                                                           January 26,    January 27,    January 26,       Ended        January 27,
                                                              2003           2002           2003        May 19, 2002        2002
                                                           -----------   ------------    -----------   -------------   -------------
                                                           (Successor)   (Predecessor)   (Successor)   (Predecessor)   (Predecessor)
                                                               (2)            (2)            (2)            (2)             (2)
                                                                                                       (Restated)(1)
NET SALES                                                   $ 75,474       $ 85,874       $ 204,156      $ 110,992       $ 371,417

OPERATING COSTS AND EXPENSES:
  Cost of sales, including buying and occupancy               54,732         64,707         153,953         80,756         297,850
  Selling, general and administrative                         23,858         24,215          61,873         31,490         109,404
  Restructuring and other related charges                       (270)        28,794           1,127         21,839          40,887
  Early extinguishment of debt                                                                                               4,230
  Amortization of goodwill                                                      368                                         1,631
  Other income                                                   (20)          (810)           (200)          (118)         (1,221)
                                                            --------       --------       ---------      ---------       ---------

    Total operating costs and expenses                        78,300        117,274         216,753        133,967         452,781
                                                            --------       --------       ---------      ---------       ---------

LOSS FROM OPERATIONS                                          (2,826)       (31,400)        (12,597)       (22,975)        (81,364)
INTEREST EXPENSE (CONTRACTUAL INTEREST OF
$6,210 FOR THE SIXTEEN WEEKS ENDED MAY
19, 2002 AND $21,513 FOR 2001)                                 1,637          1,931           5,034          2,583          10,632
                                                            --------       --------       ---------      ---------       ---------
LOSS BEFORE REORGANIZATION ITEMS AND
INCOME TAXES                                                  (4,463)       (33,331)        (17,631)       (25,558)        (91,996)
                                                            --------       --------       ---------      ---------       ---------
REORGANIZATION ITEMS:
  Gain on cancellation of pre-petition
  liabilities                                                                                              184,954
  Fresh start adjustments                                                                                      324
  Extinguishment of debt                                                                                    (1,439)
                                                            --------       --------       ---------      ---------       ---------
    Total reorganization items                                     0              0               0        183,839               0
                                                            --------       --------       ---------      ---------       ---------
INCOME TAX EXPENSE
                                                            --------       --------       ---------      ---------       ---------
NET (LOSS) INCOME                                           $ (4,463)      $(33,331)      $ (17,631)     $ 158,281       $ (91,996)
                                                            ========       ========       =========      =========       =========

LOSS PER SHARE - BASIC AND DILUTED                          $  (0.22)                     $   (0.88)
                                                            ========                      =========



     (1) The sixteen weeks ended May 19, 2002 have been restated to reflect a reorganization item for extinguishment of debt of $1,439 belonging to the Predecessor.
     (2) References to "Predecessor Company" represent Frank's Nursery & Crafts, Inc. on and prior to May 20, 2002, and references to "Successor Company" refer to the newly reorganized Frank's Nursery & Crafts, Inc. on and after May 20, 2002 after giving effect to the implementation of fresh start reporting. The results of the Predecessor Company should not be considered indicative of the performance of the Successor Company. The adoption of fresh start reporting results in a new reporting entity for financial reporting purposes and as such, the income statement for the fiscal year 2002 is not comparable to fiscal year 2001.


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                         FRANK'S NURSERY & CRAFTS, INC.
                                 BALANCE SHEETS
                  (DOLLARS IN THOUSANDS, EXCEPT FOR PAR VALUE)

                                                                                           FY 2002               FY 2001
                                                                                      January 26, 2003      January 27, 2002
                                                                                      ----------------      ----------------
ASSETS                                                                                   (Successor)          (Predecessor)
Current assets:
      Cash and cash equivalents                                                           $   3,068            $    1,870
      Marketable securities                                                                   1,030                 1,061
      Notes receivable                                                                                              1,231
      Accounts receivable                                                                     1,218                 2,805
      Merchandise inventory                                                                  39,050                37,629
      Assets to be disposed of                                                                  200                 9,051
      Prepaid expenses and other current assets                                               4,076                 7,058
                                                                                          ---------            ----------
         Total current assets                                                                48,642                60,705
                                                                                          ---------            ----------

      Property, equipment and leasehold improvements, net                                    55,126                96,055
      Other assets and deferred charges                                                       3,713                 8,553
                                                                                          ---------            ----------
         Total assets                                                                     $ 107,481            $  165,313
                                                                                          =========            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities:
      Accounts payable                                                                     $ 16,781            $    8,437
      Accounts payable pre-petition                                                                                32,487
      Accrued expenses                                                                       17,630                31,244
      Accrued expenses payable pre-petition                                                   1,902                20,783
      Notes payable to banks                                                                                       24,297
      Notes payable to financial institutions                                                15,250
      Current portion of long-term debt                                                       1,685
      Pre-petition long-term debt (including subordinated debt of $115,000)                                       139,315
                                                                                          ---------            ----------
         Total current liabilities                                                           53,248               256,563
                                                                                          ---------            ----------

Long-term debt:
      Senior debt, less current portion                                                      24,730                 3,220
      Term Loan, net of unamortized discount                                                 16,323
                                                                                          ---------            ----------
         Total long-term debt                                                                41,053                 3,220
                                                                                          ---------            ----------

Other liabilities                                                                             3,334                 3,525

Shareholders' equity (deficit):
      Predecessor common stock $1.00 par value, 1,000 shares authorized, 1,000
      shares issued and outstanding                                                                                     1
      Successor preferred stock $.001 par value, 10,000,000 shares authorized, none issued
      Successor common stock $.001 par value, 50,000,000 shares authorized,
      13,346,642 shares issued and outstanding and 6,653,358 shares to be issued                 20
      Additional paid-in-capital                                                             27,457               165,999
      Net parent investment                                                                                        16,117
      Retained deficit                                                                      (17,631)             (280,112)
                                                                                          ---------            ----------
         Total shareholders' equity (deficit)                                                 9,846               (97,995)
                                                                                          ---------            ----------
         Total liabilities and shareholders' equity (deficit)                             $ 107,481            $  165,313
                                                                                          =========            ==========
